Third Quarter
2006 Review
November 2, 2006
Third Quarter
2006 Review
November 2, 2006
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO
John V. Faraci
Chairman & CEO
Marianne M. Parrs
Executive VP & CFO

Forward-Looking Statements
These slides and statements made during this presentation contain forward-looking statements. These statements reflect management's current views and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in these statements. Factors which could cause actual results to differ relate to: (i) industry conditions, including changes in the cost or availability of raw materials and energy, changes in transportation costs, competition, changes in the
Company's product mix and demand and pricing for the Company's products; (ii) market and economic factors, including changes in international conditions, specifically in Brazil, Russia, Poland, China and
South Korea, changes in currency exchange rates, changes in credit ratings issued by nationally recognized statistical rating organizations, pension and healthcare costs and natural disasters, such as hurricanes; (iii) the Company's transformation plan, including the ability to accomplish the transformation plan, the impact of the plan on the Company's relationship with its employees, the ability to realize anticipated profit improvement from the plan, the ability to successfully negotiate satisfactory sale terms for assets that are contemplated for sale but are not currently under contract and the ability to invest proceeds with attractive financial returns; (iv) the execution of sale transactions currently under contract and the realization of anticipated sales proceeds there under, including, the ability to successfully consummate the transactions without a purchase price adjustment, the successful fulfillment (or waiver) of all conditions set forth in the sale agreements, the successful closing of the transactions within the estimated timeframes and the ability to monetize the non-cash portion of the sale proceeds; and (v) results of legal proceedings and compliance costs, including unanticipated expenditures related to the cost of compliance with environmental and other governmental regulations and the uncertainty of the costs and other effects of pending litigation. We undertake no obligation to publicly update any forward-looking statements, whether as a result of new information, future events or otherwise. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and
Exchange Commission filings.

During the course of this presentation, certain non-
U.S. GAAP financial information will be presented.
A reconciliation of those numbers to U.S. GAAP
financial measures is available on the company’s
website at www.internationalpaper.com
under
Investors and the presentation tab.
Statements Relating to
Non-GAAP Financial Measures

4 Agenda Third Quarter 2006 Review Fourth Quarter 2006 Outlook Transformation Plan Update Third Quarter 2006 Review Fourth Quarter 2006 Outlook Transformation Plan Update

Third Quarter 2006 Summary
Solid third quarter results from North American Paper
and Packaging
• Record Quarter for North American Paper
• Operating earnings improved $80 million
• Margin expansion in NA Paper and Packaging
Improved IP paper and packaging pricing
Continued outstanding mill operations
Solid Volumes
Higher distribution costs
Wood Products results sharply down
Lower tax rate
Solid third quarter results from North American Paper
and Packaging
• Record Quarter for North American Paper
• Operating earnings improved $80 million
• Margin expansion in NA Paper and Packaging
Improved IP paper and packaging pricing
Continued outstanding mill operations
Solid Volumes
Higher distribution costs
Wood Products results sharply down
Lower tax rate

0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
0.00
0.10
0.20
0.30
0.40
0.50
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
2002 2003 2004 2005
2006
.11
.31
.26
.27
.12
.17
.17
.12
.11
.40
.29
.40
.35
.29
.27
.08
.18
.40
Diluted EPS from Continuing Operations
and Before Special Items
$/Share
* A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investors
.39

$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
$0.60
2Q'06 Price Volume /
Downtime
Cost/Mix Materials /
Distrib.
Corporate
Items
Wood
Products
Coated Tax 3Q'06
EPS $ / Share EPS $ / Share
Packaging    $0.05
Papers          $0.04
2Q06 Tax rate 34%
3Q06 Tax rate 27%
Price        ($0.07)
Volume     ($0.01)
$.40
$.39
$.09
$.01
$.05
($.03)
($.03)
$.04
($.06)
($.08)
3Q’06 vs. 2Q’06
EPS from cont. ops before special items
Materials         ($0.01)
Distribution      ($0.02)

$0.00
$0.20
$0.40
$0.60
$0.80
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
9M'05 Price Volume /
Downtime
Cost/Mix Materials /
Distrib.
Land Sales Corporate
Items
Interest Other Wood
Products
Tax 9M'06
EPS $ / Share EPS $ / Share
2006 Tax rate 31%
2005 Tax rate 28%
Packaging    $0.15
Papers          $0.21
Other            $0.04
Energy                  ($0.10)
Chemicals            ($0.12)
Wood Cost           ($0.02)
Distribution           ($0.14)
$.91
$.22
$.40
($.02)
($.20)
$.03
$.08
($.22)
($.04)
$.97
($.38)
$.19
9M’06 vs. 9M’05
EPS from cont. ops before special items
Land Sales    $0.10
IP Realty       ($0.12)

Raw Material & Distribution Costs
EBIT impact 9M’06 vs. 9M’05
Total of $250 million or $0.38 per share
negative impact in 9M’06 versus 9M’05
(120)
(100)
(80)
(60)
(40)
(20)
0
(120)
(100)
(80)
(60)
(40)
(20)
0
Energy Distribution Chemicals
EBIT ($MM)
(8)
(23)
(63)
(65)
Non-U.S. Wood
(91)
1 All cost exclude coated paper, wood products and discontinued operations

2 Earnings from the U.S. Coated and Supercalendered Papers business, sold in the 2006 third quarter, were $18 million in the 3 quarter and $49 million in the 2 quarter.
Printing Papers
$1,670
1
249
2
Sales
Earnings
3Q’06
2Q’06
$ Millions
$ Millions
$  1,860
1
247
2
3 U.S. operations only
4 Europe is average commodity cut-size price, excluding Russia
Average IP realization (includes the impact of mix across all grades)
Uncoated
3
Pulp
3
Europe
4
(uncoated)
Brazil (uncoated)
Volume Realizations/ton
3Q’06 Change vs 2Q’06:
3Q’06 Change vs 2Q’06:
Flat
(4%)
4%
2%
$26
$21
€9
R$40
1 Sales from the U.S. Coated and Supercalendered Papers business, sold in the 2006 third quarter, were $140 million in the 3
quarter and $385 million in the 2      quarter.
nd
nd
rd
rd

Industrial Packaging
Average IP realization (includes the impact of mix across all grades)
$  1,250
138
1
Sales
Earnings
3Q’06 2Q’06
$ Millions
$ Millions
$  1,240
100
Containerboard
2
U.S. Container
$12
$36
Volume Realizations/ton
3Q’06 Change vs 2Q’06:
3Q’06 Change vs 2Q’06:
3%
(3%)
2 U .S. operations only
1 Includes $13mm gain on sale of property in Spain

North American
Return on Sales
Source: IP analysis for 3Q’06
15%
11%
10%
8%
Printing Papers
Industrial Packaging
13%
12%
10%
10%
8%
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
Comp. A IP Comp. B Comp. C Comp D
0.0
1.0
2.0
3.0
4.0
5.0
6.0
7.0
8.0
9.0
10.0
11.0
12.0
IP Comp. A Comp. B Comp. C

Consumer Packaging
Average IP realization (includes the impact of mix across all grades)
$  855
64
Sales
Earnings
3Q’06 2Q’06
$ Millions
$ Millions
$  795
41
1
Coated Paperboard
2
$2
Volume Realizations/ton
3Q’06 Change vs 2Q’06:
3Q’06 Change vs 2Q’06:
Flat
Converting Businesses
Sales Revenue
2%
2 U.S. operations only
1 Includes a charge of $8 million for Shorewood Packaging asset write-off

14 Distribution $ 1,730 34 Sales Earnings 3Q’06 2Q’06 $ Millions $ Millions $ 1,690 36 Record third quarter earnings; up 50% compared to 2005 Revenues improved 5% vs. third quarter 2005

Forest Products
Average IP realization (includes the impact of mix across all grades)
$  445
129
Sales
Earnings
3Q’06
2Q’06
$ Millions
Lumber
1
(mbf)
Plywood (msf)
($64)
($33)
Volume Realizations/unit
$  595
184
3Q’06 Change vs 2Q’06:
3Q’06 Change vs 2Q’06:
(8%)
(3%)
1 U.S. operations only

Special Items – After Tax
• Transformation Plan and Legal Costs $(56)
• Divestitures
(19)
Special Items Total
$(75) $(0.16)
Discontinued Operations (net of tax)
• Brazil Coated Papers $80
• Kraft Papers 8
Discontinued Operations Total $88 $0.19
Special Items – After Tax
• Transformation Plan and Legal Costs $(56)
• Divestitures
(19)
Special Items Total
$(75) $(0.16)
Discontinued Operations (net of tax)
• Brazil Coated Papers $80
• Kraft Papers 8
Discontinued Operations Total $88 $0.19
$MM EPS
Special Items & Discontinued
Operations – 3Q’06

Earnings from Continuing Operations
and Before Special Items $ 0.39
Special Items (0.16)
Earnings from Continuing Operations 0.23
Discontinued Operations  0.19
Net Earnings $0.42
Earnings from Continuing Operations
and Before Special Items $ 0.39
Special Items (0.16)
Earnings from Continuing Operations 0.23
Discontinued Operations  0.19
Net Earnings $0.42
Reconciliation to 3Q’06
Diluted Earnings Per Share
Diluted EPS

Fourth Quarter 2006 Outlook
Volumes seasonally slower towards end of year
Prices:
• Q3 :  Paper and Packaging increases largely
implemented, Wood Products prices are near bottom
• Q4 : On Nov 1
st
, IP communicated to its customers a
$40/ton linerboard increase effective 1/1/07
Continued progress in improving operations
Input costs remain high and mixed, but some
favorable signs
Lower net interest expense
Volumes seasonally slower towards end of year
Prices:
• Q3 :  Paper and Packaging increases largely
implemented, Wood Products prices are near bottom
• Q4 : On Nov 1
st
, IP communicated to its customers a
$40/ton linerboard increase effective 1/1/07
Continued progress in improving operations
Input costs remain high and mixed, but some
favorable signs
Lower net interest expense

Transformation Plan Update
Strengthen existing businesses
Divestment program on track
Return value to shareholders
Strengthen balance sheet
Selective reinvestments
• Announced IP/VCP asset exchange transaction
• Announced IP & Ilim potential joint venture
Strengthen existing businesses
Divestment program on track
Return value to shareholders
Strengthen balance sheet
Selective reinvestments
• Announced IP/VCP asset exchange transaction
• Announced IP & Ilim potential joint venture
Third Quarter 2006

Selective Reinvestment - Russia
Ilim Pulp
• Ilim Pulp is the leading Russian integrated pulp and paper producer with 2.5 million tonnes
• Produces uncoated free sheet, coated board,
containerboard, and pulp
• Leading supplier to Russia and China customers for
market pulp and linerboard
• Ilim Pulp is profitable today
Strategic Rationale
• Strengthens IP’s global paper and packaging businesses
• Earnings accretive
• Investment returns above our cost of capital for Russia
Selective
Reinvestments
Selective
Reinvestments
50:50 JV with Ilim Pulp

Selective Reinvestment - Russia
IP has enjoyed excellent results in its
Eastern European business
Kwidzyn and Svetogorsk platforms are fully
developed and sold out
Russian JV creates additional growth
opportunities by repeating the Kwidzyn and
Svetogorsk models
Capacity will be among lowest cost delivered
to target markets
IP has enjoyed excellent results in its
Eastern European business
Kwidzyn and Svetogorsk platforms are fully
developed and sold out
Russian JV creates additional growth
opportunities by repeating the Kwidzyn and
Svetogorsk models
Capacity will be among lowest cost delivered
to target markets
Selective
Reinvestments
Selective
Reinvestments
Repeat the Kwidzyn/Svetogorsk Success
Models

Economics
Selective
Reinvestments
Selective
Reinvestments
Attractive option for IP in Russia and China
$1.3 Billion JV Enterprise value
$400 million in cash from IP for 50% equity in JV
$520 per ton of capacity acquired is less than
replacement cost
$1.2 billion of capex over 6 years expected to be
substantially funded by JV cash flow
Attractive financial returns expected
Equal Board representation, Ilim names Chairman ,
and IP nominates CEO

Ilim Additional Points
of Interest
Russia
Partners
Assets
• Mills
• Forest
Products
Value Creation
Russia
Partners
Assets
• Mills
• Forest
Products
Value Creation
Selective
Reinvestments
Selective
Reinvestments
Pulp Volume
Cost & Mix
Paper
&
Packaging
JV Value Creation

24 Q & A Q & A

25 Appendix Appendix

Carter Holt
Harvey
Brazil Coated
Papers
US Coated
Papers
Kraft Papers
Forestlands
Wood
Products
Arizona
Chemical
Consider
Strategic
Options
Distribute
Sales
Book
Evaluate
Bids
Sales
Agreement
Announced
Close
on
Sale
- Phase completed
5.7 MM acres
Beverage
Packaging
Proceeds
$1.1B
$0.4B
*During the second and third quarter, we received Forestland proceeds of about $400 million.  The balance of  the $6.6B should be received in the fourth quarter.
$1.4B
$6.6B*
Transformation Plan Update
Divestments status as of November 2, 2006
$0.2B*
$9.7B
Total Proceeds
To date

Capital Spending
Depreciation & Amort.
Net Interest Expense
3
Corporate Items
Effective Tax Rate
3
Capital Spending
Depreciation & Amort.
Net Interest Expense
3
Corporate Items
Effective Tax Rate
3
$ 1.2 B
$ 1.2 – 1.3 B
$ 560 MM
$ 700 - 750 MM
31%
2006 Est.
2
Key Financial Statistics
$ 1.2 B
$ 1.4 B
$ 650 MM
$ 595 MM
28%
2005
1
$ 1.2 B
$ 1.4 B
$ 710 MM
$ 470 MM
26%
2004
1
1
Excludes Carter Holt Harvey results
2
Includes impact of all businesses for entire year except US Coated Papers, Brazil Coated Papers and Kraft Papers
3
Before special items
Updated as of November 2, 2006

28
1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q 4Q 1Q 2Q 3Q
Containerboard Uncoated Papers
Pulp Coated Paperboard
European Papers Coated Papers
*Includes indefinitely closed uncoated papers capacity at Pensacola, FL, Bastrop, LA and Jay, ME in 2Q05
(72,000 tons), 3Q05 (108,000 tons) and 4Q’05 (108,000 tons).  Permanently closed at end of 4Q’05.
168
44
49
232
Lack of Order Downtime
59
90
236
173
5
10
5
35
95
M  Short Tons
2002 2003 2004 2005
274*
270*
194*
28
2006
25

Earnings by Industry Segment
Earnings by Industry Segment
Printing Papers $249 $247 $126
Industrial Packaging 125 100 33
Consumer Packaging 64 41 44
Distribution 34 36 23
Forest Products 129 184 273
Other Businesses 22 16 5
Operating Profit 623 624 504
Interest Expense, net (144) (147) (164)
Minority Interest - 2 -
Corporate Items, net (216) (174) (140)
Earnings from continuing operations
before income taxes, minority
interest & special items $263 $305 $200
Earnings by Industry Segment
Printing Papers $249 $247 $126
Industrial Packaging 125 100 33
Consumer Packaging 64 41 44
Distribution 34 36 23
Forest Products 129 184 273
Other Businesses 22 16 5
Operating Profit 623 624 504
Interest Expense, net (144) (147) (164)
Minority Interest - 2 -
Corporate Items, net (216) (174) (140)
Earnings from continuing operations
before income taxes, minority
interest & special items $263 $305 $200
$ Millions
2Q’06*
2Q’06*
3Q’05*
3Q’05*
3Q’06
3Q’06
Before special items
*Industry segment information has been reclassified to conform with minor changes in 2006 organizational structure as well as to reflect Kraft Paper and the Brazil Coated Papers business as discontinued operations.

2006 Earnings from Continuing
Operations
Pre-Tax  Tax MI Net ETR          Average Diluted
Shares
2
EPS
1
$ MM MM Shares $/Share $ MM $ MM $ MM
MI – Minority Interest; Net – Net Income; ETR – Effective Tax Rate; EPS – Earnings per Share; NM – Not Meaningful
1
A reconciliation to GAAP EPS is available at www.internationalpaper.com under Investor Information and the presentation tab
2
Assuming dilution
Before Special Items
Q1 134 (41) (4) 89 30% 486.3 0.18
Q2 305 (104) (5) 196 34% 487.2 0.40
Q3 263 (70) (5) 188 27% 484.9 0.39
Special Items
Q1 (1,310) 36 - (1,274)         3% 486.3 (2.62)
Q2 (129) 45 - (84) 35% 487.2 (0.17)
Q3 18 (93) - (75) N/A 484.9 (0.16)
Earnings from Continuing Operations
Q1 (1,176) (5) (4) (1,185) N/A 486.3 (2.44)
Q2 176 (59) (5) 112 34% 487.2 0.23
Q3 281 (163) (5) 113 58% 484.9 0.23

* U.S. only
Average IP realization (includes the impact of mix across all grades)
Average Sales Realizations
Forest
Products
Packaging
Printing
Papers
Segments*
293
372
754
489
525
862
2Q’06
Average Sales Realizations
297
391
704
405
484
792
3Q’05
253
302
794
500
551
887
Sept 06
Plywood, $/MSF
Lumber, $/MBF
Corrugated boxes, $/ton
Containerboard, $/ton
Pulp, $/ton
Uncoated, $/ton
Grades
260
308
790
502
546
887
3Q’06
323
394
693
385
481
797
Sept 05

Forest Resources
Earnings Sources – Gross Margin
• Forestland Sales
1
$125 $101 $125
• Harvest & Recreational Income 63 61 63
Forestland Expenses (27) (31) (43)
Land Utilization (real estate),
Net of Expenses 5 29 65
Total EBIT $166 $160 $210
Earnings Sources – Gross Margin
• Forestland Sales
1
$125 $101 $125
• Harvest & Recreational Income 63 61 63
Forestland Expenses (27) (31) (43)
Land Utilization (real estate),
Net of Expenses 5 29 65
Total EBIT $166 $160 $210
$ Millions
2Q’06
2Q’06
3Q’05
3Q’05
3Q’06
3Q’06
1
Excludes U.S. forestlands identified for sale as part of transformation plan

Raw Material & Distribution Costs
EBIT impact 3Q’06 vs. 2Q’06
Total of $21 million or $0.03 per share
negative impact in 3Q’06 versus 2Q’06
(16)
(14)
(12)
(10)
(8)
(6)
(4)
(2)
0
2
4
(16)
(14)
(12)
(10)
(8)
(6)
(4)
(2)
0
2
4
Energy Wood Non-US
EBIT ($MM)
(2)
(2)
(5)
(14)
Distribution Chemicals
2
1 All cots excludes U.S Coated Paper, Wood Products and discontinued operations

2006 YTD Average
Index: Jan 2003 Natural Gas Costs = 100
2003 2004
Natural Gas Costs
2005
Trended higher in 3Q’06
2006
* NYMEX Natural Gas closing prices
0
50
100
150
200
250
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct
Natural Gas costs
below YTD average cost
2005  Average

90
100
110
120
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct
U.S. Mill Wood Costs
Index: Jan 2003 Wood Costs = 100
2003 2004
* Delivered cost to U.S. pulp & paper mills
Trended lower in 3Q’06
2005
U.S. mill wood costs
below YTD average cost
2006
2006 YTD Average 2005  Average

0
100
200
300
Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct Jan Apr July Oct
Index: Jan 2003 Caustic Soda Costs = 100
2003 2004
Caustic soda costs below
YTD average cost
Caustic Soda Costs
2005
Trended lower in 3Q’06
2006
* Delivered cost to U.S. facilities
2006 YTD Average
2005  Average

Global Consumption
Key input indicative annual purchase levels
Natural Gas MMbtu 36,000,000        16,000,000
# 6 Fuel Oil BBL 4,400,000 440,000
Coal Tons 1,400,000             230,000
Wood Tons 61,000,000          5,700,000
OCC Tons 600,000             310,000
Caustic Soda Tons 315,000                60,000
Sodium Chlorate Tons 290,000                40,000
LD Polyethylene Tons 100,000                        -
Latex Tons 41,000                  4,000
Fiber
Fiber
Chemicals
Chemicals
Units
Units
U.S.
U.S.
Non- U.S.
Non- U.S.
3
Old corrugated containers
1
2006 Run Rate
2
Includes US Coated Papers business
Energy
3
2
1

38 Ilim Mills in Russia Ust Ilimsk Bratsk Kotlas KPK Beijing

Global Cost Curve
0
200
400
600
800
1000
1200
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow  + Import Duty
0
200
400
600
800
1000
1200
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow  + Import Duty
TECHNOLOGY
Bratsk
Based on Jaakko Poyry 2005 CostTrac
At 2    Quarter, 2006, Prices and Exchange Rates.
Kotlas
Ust-Ilimsk
Bleached Softwood Kraft Market Pulp
nd

Global Cost Curve
0
200
400
600
800
1000
1200
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Shanghai  + Import Duty
0
200
400
600
800
1000
1200
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Shanghai  + Import Duty
TECHNOLOGY
Bratsk
Based on Jaakko Poyry 2005 CostTrac
At 2    Quarter, 2006, Prices and Exchange Rates.
Ust-Ilimsk
.
.
Bleached Softwood Kraft Market Pulp
nd

Global Cost Curve
0
200
400
600
800
1000
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000
Cummulative Capacity (000 Annual Metric Tonnes)
Cash Costs Delivered to Moscow + Import Duty
0
200
400
600
800
1000
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000
Cummulative Capacity (000 Annual Metric Tonnes)
Cash Costs Delivered to Moscow + Import Duty
TECHNOLOGY
Based on Jaakko Poyry 2005 CostTrac
At 2nd
Quarter, 2006, Prices and Exchange Rates.
Ust-Ilimsk
Kotlas
Bleached Hardwood Kraft Market Pulp

Global Cost Curve
0
100
200
300
400
500
600
700
0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow + Import Duty
0
100
200
300
400
500
600
700
0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow + Import Duty
TECHNOLOGY
Based on Jaakko Poyry 2005 CostTrac
At 2nd Quarter, 2006, Prices and Exchange Rates.
Kotlas 4
Kotlas 3
Bratsk1
42# Linerboard

Global Cost Curve
0
100
200
300
400
500
600
700
800
0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Shanghai + Import Duty
0
100
200
300
400
500
600
700
800
0 3,000 6,000 9,000 12,000 15,000 18,000 21,000 24,000 27,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Shanghai + Import Duty
TECHNOLOGY
Based on Jaakko Poyry 2005 CostTrac
At 2nd Quarter, 2006, Prices and Exchange Rates.
Bratsk1
.
.
42# Linerboard

Global Cost Curve
0
200
400
600
800
1000
1200
1400
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 28,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow  + Import Duty
0
200
400
600
800
1000
1200
1400
0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 16,000 18,000 20,000 22,000 24,000 26,000 28,000
Cummulative Annual Capacity (000 Metric Tonnes)
Cash Costs Delivered to Moscow  + Import Duty
TECHNOLOGY
Based on Jaakko Poyry 2005 CostTrac
At 2nd
Quarter, 2006, Prices and Exchange Rates.
Kotlas 5
Kotlas 6
Svetogorsk
Uncoated Freesheet - Rolls (20#)

45